Supplement to the
Fidelity® Advisor
Mortgage Securities Fund Class A, Class T,
Class B, and Class C
August 14, 2001
Prospectus

Shareholder Meeting. It is anticipated that on or about November 14, 2001, a meeting of shareholders of Fidelity Advisor Mortgage Securities Fund will be held to vote on various proposals. Shareholders of record on September 17, 2001 will be entitled to vote at the meeting.

Information concerning the proposals under consideration is expected to be available on or about September 17, 2001. Please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

AMOR-01-03 September 17, 2001
1.756217.102